SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 1, 2007 (October 31, 2007)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A amends our Current Report on Form 8-K dated October 31, 2007. We filed the Current Report on Form 8-K to report, among other things, that on October 29, 2007, we entered into a Stock Purchase Agreement to acquire all of the outstanding stock of Energy Equipment Corporation. The acquisition subsequently closed on October 30, 2007.
     The purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01 (a) and the unaudited pro forma financial information required by Item 9.01 (b). These financial statements and the related pro forma information were not available as of the original filing and were excluded pursuant to Items 9.01 (a)(4) and 9.01 (b)(2) of 8-K.
     This amendment amends Item 9.01, which is restated in its entirety as amended.

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Hein & Associates LLP
The Audited Consolidated Balance Sheets and Statements
The Unaudited Pro Forma Condensed Combined Balance Sheet and Statements

Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
(i)	The audited consolidated balance sheets of Energy Equipment Corporation as of December 31, 2006, 2005 and 2004, and the related audited consolidated statements of income, cash flows, and stockholders’ equity for the years ended December 31, 2006, 2005 and 2004, and the unaudited consolidated balance sheet of Energy Equipment Corporation as of June 30, 2007, and the related unaudited consolidated statements of income, cash flows, and stockholders’ equity for the six months ended June 30, 2007 and 2006 are attached hereto as Exhibit 99.2.
(b)	Pro Forma Financial Information
(i)	The T-3 Energy Services, Inc. unaudited pro forma condensed combined balance sheet as of June 30, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007 are attached hereto as Exhibit 99.3.
(d)	Exhibits
2.1*	Stock Purchase Agreement by and among T-3 Energy Services, Inc., Energy Equipment Corporation, Energy Equipment Group, Inc. and the stockholders of Energy Equipment Group, Inc. dated as of October 29, 2007

2.2*	Stock Purchase Agreement by and among T-3 Energy Services, Inc., HP&T Products, Inc., Federal International (2000) Ltd, George Anderson, Vijay Chatufale and Joe Gruba dated as of October 29, 2007

10.1*	Second Amended and Restated Credit Agreement dated as of October 26, 2007, among T-3 Energy Services, Inc. as U.S. Borrower, T-3 Energy Services (formerly known as T-3 Oilco Energy Services Partnership) as Canadian Borrower, Wells Fargo Bank, National Association as U.S. Administrative Agent, U.S. Issuing Lender and U.S. Swingline Lender, and as Lead Arranger, Comerica Bank as Canadian Administrative Agent, Canadian Issuing Lender and Canadian Swingline Lender, and the Lenders

23.1	Consent of Hein & Associates LLP

99.1*	Press Release dated October 30, 2007

99.2	The audited consolidated balance sheets of Energy Equipment Corporation as of December 31, 2006, 2005 and 2004, and the related audited consolidated statements of income, cash flows, and stockholders’ equity for the years ended December 31, 2006, 2005 and 2004, and the unaudited consolidated balance sheet of Energy Equipment Corporation as of June 30, 2007, and the related unaudited consolidated statements of income, cash flows, and stockholders’ equity for the six months ended June 30, 2007 and 2006.

99.3	The T-3 Energy Services, Inc. unaudited pro forma condensed combined balance sheet as of June 30, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007.

*	Filed with the original filing of our Current Report on Form 8-K dated October 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: November 1, 2007	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Hein & Associates LLP

99.2	The audited consolidated balance sheets of Energy Equipment Corporation as of December 31, 2006, 2005 and 2004, and the related audited consolidated statements of income, cash flows, and stockholders’ equity for the years ended December 31, 2006, 2005 and 2004, and the unaudited consolidated balance sheet of Energy Equipment Corporation as of June 30, 2007, and the related unaudited consolidated statements of income, cash flows, and stockholders’ equity for the six months ended June 30, 2007 and 2006.

99.3	The T-3 Energy Services, Inc. unaudited pro forma condensed combined balance sheet as of June 30, 2007 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007.